UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2008

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Weaknesses in Internal Control over Financial Reporting

As previously disclosed in our reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, we have restated certain items on our consolidated balance sheets and statements of operations.  On our consolidated balance sheets: (i) mineral properties have been restated to include the market value of certain shares issued by us under the terms of our option agreements for the mineral claims making up the Searchlight Gold Project; and (ii) the Clarkdale Slag Project has been restated to include revision of acquisition costs related to issuance of warrants, consideration of certain terms with respect to future payments that should have been recorded as contingent consideration and related deferred future income tax liability in connection with our acquisition of Transylvania.

Our statement of operations for the year ended December 31, 2005 has been restated to reclassify other comprehensive income as discontinued operations and to reflect the income tax benefit related to the acquisition accounting for the Searchlight Claims and the Clarkdale Slag Project.  Our statement of operations for the year ended December 31, 2006 has been restated to reclassify foreign currency translation adjustments as general and administrative expenses and to reflect income tax benefit related to the acquisition accounting for Searchlight Claims.  Our consolidated statement of operations for the year ended December 31, 2007 has been restated to reflect the recomputation of the income tax benefit related to net operating losses as a result of changes to the purchase accounting for the Clarkdale Slag Project.  There was no other impact on the results of operations.  Our consolidated statement of operations for the period from inception to December 31, 2007 has been restated to reflect the cumulative totals impacted by the 2005, 2006 and 2007 restated amounts, as well as to reclassify net losses prior to January 1, 2005 as losses from discontinued operations.  Related to these issues, our balance sheets for the periods ended December 31, 2005, 2006 and consolidated balance sheet for 2007 have been restated to reclassify accumulated other comprehensive loss as accumulated deficit during the exploration stage.

Our management is responsible for establishing and maintaining an adequate system of internal control over financial reporting.  Our system of internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.  Our internal control over financial reporting includes those policies and procedures that:

•	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect our transactions and dispositions of our assets;

•
provide reasonable assurance that our transactions are recorded as necessary to permit preparation of our financial statements in accordance with accounting principles generally accepted in the United States of America, and that our receipts and expenditures are being made only in accordance with authorizations of our management and our directors; and

•	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, a system of internal control over financial reporting can provide only reasonable assurance and may not prevent or detect misstatements.  Further, because of changes in conditions, effectiveness of internal controls over financial reporting may vary over time.  Our system contains self monitoring mechanisms, and actions are taken to correct deficiencies as they are identified.

During the fourth quarter of 2008, in the course of preparing for our year end evaluation of effectiveness of our system of internal control over financial reporting based on the framework in  Internal Control—Integrated Framework  issued by the Committee of Sponsoring Organizations of the Treadway Commission, our management concluded that our system of internal control over financial reporting was not effective as of the year ended December 31, 2007 and the three month period ending March 31, 2008, which resulted in the restatements described above.  Although management does not anticipate making any further restatements to the financial statements for the periods ending June 30, 2008 and September 30, 2008, management believes that our weakness in internal controls continued during such periods.

Management has identified internal control deficiencies which resulted in the material restatements described above, which, in management’s judgment, represent material weakness in internal control over financial reporting.  The control deficiencies generally relate to controls over the accounting and disclosure for complex transactions to ensure such transactions are recorded as necessary to permit preparation of financial statements and disclosure in accordance with generally accepted accounting principles.  Such complex transactions include:

•	capital asset acquisitions, and

•	accounting for income taxes.

The internal control deficiencies associated with capital asset acquisitions relate to the acquisition accounting method used to record the 2007 acquisition of Transylvania, and the internal control deficiencies associated with accounting for income taxes relate to the purchase accounting treatment of the acquisition of the Clarkdale Slag Project, and the resultant computation of future deferred income tax liability assumed.

A material weakness in internal controls is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements would not be prevented or detected on a timely basis by us.

Management will continue to evaluate the effectiveness of our disclosure controls and procedures and internal controls over financial reporting on an ongoing basis, and will take further action and implement improvements as necessary.

Management has taken steps to, and further plans to remediate these deficiencies in our disclosure controls and our internal control over financial reporting.  To date, the board of directors has appointed an independent director who will participate in the review our internal controls and who has been appointed to our audit committee.  We also have consulted with a third party financial consultant who has assisted in our restatement regarding our accounting for income taxes.  Further, management is in the process of reviewing its Disclosure Controls and Procedures.  In addition, management plans to:

•	complete a review, update and risk assessment of all of our financial controls and procedures;

•	provide additional training of financial staff;

•	purchase additional research materials and services;

•	shorten the financial closing process to allow more time for a thorough review; and

•	review and institute additional controls for each weakness.

Our registered public accounting firm has not yet commenced audit procedures on our internal control over financial reporting for the 2008 year end report.  We anticipate that our registered public accounting firm will perform audit procedures and report on our internal control over financial reporting concurrent with their annual 2008 financial statement audit.  Pursuant to temporary rules of the SEC, which only required a management’s report of internal controls beginning with the 2007 year-end report, our auditors were not required to report on our internal control over financial reporting for the 2007 year end.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 22, 2008

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil
President